UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 24, 2004

(Date of earliest event reported): (November 18, 2004)

URS Corporation

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement

URS Corporation (“Company”) and Randall A. Wotring entered into an amended and restated employment agreement on November 19, 2004 (“Agreement”). Under the Agreement, Mr. Wotring: (i) agreed to serve as President of the EG&G Division; (ii) is entitled to an annual base salary of $400,000, or such higher rate at the Company may determine from time to time; (iii) is eligible for an annual bonus target of at least 75% of Mr. Wotring’s current base salary beginning with the 2005 fiscal year. If the Company terminates Mr. Wotring’s employment for any reason other than cause or his disability, or if he voluntarily resigns his employment for good reasons, the Company will pay a severance payment equal to 100% of his then current base salary as in effect on the date Mr. Wotring’s employment is terminated. Mr. Wotring is entitled to a severance payment of 200% of his then-current base salary if, within one year after any person has acquired 50% or more of the Company’s voting power (“Change in Control”), Mr. Wotring voluntarily resigns his employment for good reasons or is terminated by the Company for any reason other than cause or his disability. All awards held by Mr. Wotring under any of the Company’s incentive, deferred compensation, bonus, stock and similar plans, to the extent unvested, will become vested immediately upon a Change in Control. The employment agreement also provides for an excise tax-gross up payment to Mr. Wotring. The foregoing description of the Agreement is qualified in its entirety by reference to Exhibit 10.1 below.

The Company and Randall A. Wotring also executed on November 19, 2004 the Company’s form of officer indemnification agreement, in which the Company has agreed to indemnify Mr. Wotring against expenses, judgments, fines, penalties and amounts paid in settlement of claims if Mr. Wotring acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Company. The foregoing description of the form of officer indemnification agreement is qualified in its entirety by reference to Exhibit 10.2 below.

The Company also amended the EG&G Technical Services, Inc. Employees Retirement Plan (“Plan”) on November 18, 2004 to cease the accrual of benefits after December 31, 2004 to current participants of the Plan employed at the National Radar Testing Facility and whose terms of employment are governed by a collective bargaining agreement. The foregoing description of the amendment to the Plan is qualified in its entirety by reference to Exhibit 10.3 below.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Employment Agreement, dated as of November 19, 2004, between URS Corporation and Randall A. Wotring. FILED HEREWITH.

10.2	Form of Officer Indemnification Agreement filed as Exhibit 10.3 to our Form 10-Q for the quarterly period ended on April 30, 2004 and incorporated by reference herein, dated as of November 19, 2004, between URS Corporation and Randall A. Wotring.

10.3	Amendment to the EG&G Technical Services, Inc. Employees Retirement Plan executed on November 18, 2004. FILED HEREWITH.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

URS CORPORATION
Dated: November 24, 2004	By:	/s/ Kent P. Ainsworth
		Name:	Kent P. Ainsworth
		Title:	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement, dated as of November 19, 2004, between URS Corporation and Randall A. Wotring.

10.3	Amendment to the EG&G Technical Services, Inc. Employees Retirement Plan executed on November 18, 2004.